November 9, 2012

DREYFUS ALLOCATION FUNDS

DREYFUS CONSERVATIVE ALLOCATION FUND

DREYFUS GROWTH ALLOCATION FUND

DREYFUS MODERATE ALLOCATION FUND

Supplement to Summary Prospectus

and Statutory Prospectus

dated January 1, 2012

The following supersedes the information contained in the funds' prospectus under the section entitled “Fund Summary — Principal Investment Strategy — Equity Investments — U.S. Large-Cap”:

For each Fund, Dreyfus Disciplined Stock Fund replaces Dreyfus/The Boston Company Large Cap Core Fund.

November 9, 2012

DREYFUS ALLOCATION FUNDS

DREYFUS CONSERVATIVE ALLOCATION FUND

DREYFUS GROWTH ALLOCATION FUND

DREYFUS MODERATE ALLOCATION FUND

Supplement to the

Statement of Additional Information

dated January 1, 2012, as revised

through October 1, 2012

The following supersedes the information contained in the funds' Statement of Additional Information under the section entitled “Certain Information About Underlying Funds — Equity Investments — Dreyfus/The Boston Company Large Cap Core Fund”:

Dreyfus Disciplined Stock Fund. The fund seeks capital appreciation.

To pursue its goal, the fund normally invests at least 80% of net assets, plus any borrowings for investment purposes, in stocks. The fund focuses on stocks of large-cap companies, which are generally established companies that are considered "known quantities," with market capitalizations of $5 billion or more at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.